                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



                                August 10, 2001
                                ---------------

                       (Date of earliest event reported)

                             THE FINOVA GROUP INC.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


       Delaware                       1-11011                   86-0695381
------------------------        --------------------         -------------------
   (State or Other                  (Commission                (IRS Employer
   Jurisdiction of                  File Number)             Identification No.)
   Incorporation)


  4800 North Scottsdale Road, Scottsdale, Arizona               85251-7623
-------------------------------------------------            -------------------
    (Address of Principal Executive Offices)                    (Zip Code)


                                (480) 636-4800
            ------------------------------------------------------
              Registrant's telephone number, including area code

                                           None
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 3. BANKRUPTCY OR RECEIVERSHIP

          On August 10, 2001, the United States Bankruptcy Court for the District of Delaware, in In re: The FINOVA Group Inc., FINOVA Capital Corporation, FINOVA (Canada) Capital Corporation, FINOVA Capital PLC, FINOVA Loan Administration Inc., FINOVA Mezzanine Capital Inc., FINOVA Portfolio Services, Inc., FINOVA Technology Finance, Inc., and FINOVA Finance Trust, Nos. 01-0697 (PJW) through 01-0705 (PJW), entered an order confirming the Third Amended and Restated Joint Plan of Reorganization of Debtors under Chapter 11 of the Bankruptcy Code, as amended and supplemented (the "Plan"), pursuant to which The FINOVA Group Inc. ("FINOVA") and its eight subsidiaries that were Debtors restructured their debt, effective August 21, 2001 (the "Effective Date").

          The following is a brief overview of the provisions of the Plan. This overview is qualified in its entirety by reference to the provisions of the Plan. A copy of the Third Amended and Restated Joint Plan of Reorganization dated June 13, 2001 is incorporated by reference from FINOVA's Current Report on Form 8-K, filed on June 22, 2001, Exhibit 10.A. The Revised Technical Amendments to Third Amended and Restated Joint Plan of Reorganization, dated as of August, 10, 2001, are filed as an exhibit to this report. Capitalized terms used in this report but not otherwise defined have the meanings given to those terms in the Plan.

          Pursuant to the Plan, on the Effective Date Berkadia LLC, a Delaware limited liability company ("Berkadia"), jointly owned by Berkshire Hathaway Inc. ("Berkshire") and Leucadia National Corporation ("Leucadia"), loaned $5,600,000,000 to FINOVA Capital Corporation ("FINOVA Capital") on a senior secured basis (the "Berkadia Loan"). The Berkadia Loan matures on August 20, 2006 and bears interest, payable quarterly, at the Eurodollar Rate, as defined in the Credit Agreement dated as of August 21, 2001 between FINOVA Capital and Berkadia (the "Credit Agreement"), plus 2.25%. Principal is payable out of available cash. All principal and accrued and unpaid interest is payable at maturity. The proceeds of the Berkadia Loan, together with the Debtors' cash on hand and the issuance by FINOVA of approximately $3,260,000,000 aggregate principal amount of 7.5% Senior Secured Notes Maturing 2009, with Contingent Interest due 2016 (the "New Senior Notes") were used to restructure the Debtors' debt pursuant to the Plan.


     Under the Plan, Holders of allowed unsecured claims against FINOVA Capital receive (i) a cash payment equal to 70% of the general unsecured claims against FINOVA Capital (not including prepetition or postpetition interest), (ii) a cash payment equal to the amount of accrued and unpaid prepetition and postpetition interest on those general unsecured claims and (iii) New Senior Notes having an aggregate principal amount equal to 30% of those general unsecured claims (not including prepetition and postpetition interest). Holders of 5 1/2% Convertible Trust Originated Preferred Securities (the "TOPrS") issued by FINOVA Finance Trust receive (i) a cash payment equal to 52.5% of the liquidation preference attributable to the TOPrS (not including prepetition or postpetition dividends),
(ii) a cash payment equal to 75% of each of accrued and unpaid prepetition and postpetition dividends attributable to the TOPrS and (iii) New Senior Notes having an aggregate principal amount equal to 22.5% of the liquidation preference attributable to the TOPrS (not including prepetition and postpetition dividends). FINOVA's subordinated debentures related to the TOPrS have been cancelled, and FINOVA Finance Trust has been dissolved pursuant to the Plan. For a complete

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description of the terms of the Berkadia Loan and the New Senior Notes, reference is made to the copies of the Credit Agreement and the Indenture dated as of August 22, 2001 (the "Indenture") between FINOVA and The Bank of New York, as indenture trustee, each of which is filed as an exhibit to this report.

          FINOVA and substantially all of its direct and indirect subsidiaries (other than FINOVA Capital, and special purpose subsidiaries that are contractually prohibited (and were as of February 26, 2001) from acting as a guarantor) (the "Guarantors") have guaranteed repayment by FINOVA Capital of the Berkadia Loan. The guarantees are secured by substantially all of the Guarantors' assets.

          The New Senior Notes mature in November 2009, and bear interest, payable semi-annually to the extent that cash is available for such purpose in accordance with the Indenture, at a fixed interest rate of 7.5% per annum. FINOVA's obligations with respect to the payment of interest (but not contingent interest) and principal under the New Senior Notes are secured by a second-priority security interest in (i) all of the capital stock of FINOVA Capital,
(ii) promissory notes of FINOVA Capital issued and to be issued to FINOVA in the aggregate principal amount of the aggregate principal amount of the New Secured Notes (the "Intercompany Notes"), and (iii) certain other property of FINOVA that may be acquired from its subsidiaries in the future. The Intercompany Notes are secured by a second-priority lien on the assets of FINOVA Capital pledged to secure the Berkadia Loan. The holders of the New Senior Notes have no right to enforce their security interests until the Berkadia Loan is paid in full.

          After payment in full of the Berkadia Loan, making payments or funding reserves required prior to making an interest payment on the New Senior Notes, paying accrued interest on the New Senior Notes and making optional purchases of New Senior Notes in permitted amounts, ninety-five percent (95%) of the remaining "available cash" will be used to make semi-annual prepayments of principal on the New Senior Notes and five percent (5%) will be used for distributions to and/or repurchases of stock from FINOVA stockholders. The board of directors of FINOVA will adopt procedures in connection with any non-pro rata purchase of FINOVA common stock neither to prefer nor to discriminate against Berkadia, Berkshire, Leucadia or their respective subsidiaries in any such purchases.

          After payment in full of the outstanding principal of the New Senior Notes and payments to FINOVA common stockholders in an aggregate amount equal to 5.263% of the aggregate principal amount of New Senior Notes issued pursuant to the Plan, ninety-five percent (95%) of any "available cash" will be used to pay contingent interest pursuant to the New Senior Notes to holders of New Senior Notes in an aggregate amount of up to $100 million (as such amount may be reduced to reflect a decrease in the principal amount of New Senior Notes outstanding as a result of repurchases (but not prepayments or repayments) by FINOVA) and five percent (5%) of such remaining "available cash" will be used for distributions to and/or repurchase of stock from FINOVA stockholders. Contingent interest payments will terminate in 2016. FINOVA's obligations to make the contingent interest payments are not secured.

          In connection with the Plan, Berkshire has agreed that, as soon as reasonably practicable after the Effective Date, Berkshire or a direct or indirect subsidiary of Berkshire will commence a tender offer for up to $500 million in aggregate principal amount of New Senior

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Notes at a cash purchase price of 70% of principal amount ($700 per $1,000 principal amount of New Senior Notes). Berkshire has advised the Debtors that the tender offer will be subject to conditions to be specified in the tender offer documents which will be customary, but will not be subject to any financing condition. The tender offer will be made in compliance with all applicable securities laws and will remain open for the longer of twenty business days or thirty days. Berkshire (or its subsidiary) will purchase any and all New Senior Notes validly tendered, up to the $500 million aggregate principal amount limit, and will prorate among tendering holders if the tender offer is oversubscribed.

          Berkshire, together with its direct and indirect subsidiaries, has agreed to retain ownership of all New Senior Notes received by Berkshire pursuant to the Plan or purchased through the Berkshire tender offer for a period of four years from the Effective Date of the Plan (August 20, 2005). If Berkshire acquires New Senior Notes in addition to those received by it on the Effective Date of the Plan or purchased through the tender offer, Berkshire may sell or otherwise dispose of any New Senior Notes it owns so long as at all times during the four years after the Effective Date it owns not less than the aggregate principal amount of New Senior Notes that it received on the Effective Date pursuant to the Plan and purchased through the tender offer. Berkshire's agreement does not restrict Berkshire or any of its direct and indirect subsidiaries from transferring New Senior Notes among or between themselves.

          The Plan provides for reinstatement and surrender of collateral or cash payment, with postpetition interest, for all allowed secured claims. The Plan provides for either reinstatement or such other treatment as the Debtor and the holder of the claim may agree for all allowed unsecured claims against any of the Debtors, other than allowed general unsecured claims against FINOVA Capital and allowed TOPrS interests, the treatment of which is described above.

          As contemplated by the Plan, on the Effective Date, FINOVA issued to Berkadia 61,020,581 shares of common stock, representing 50% of the equity of FINOVA outstanding as of the Effective Date after giving effect to the common stock issued pursuant to the Plan, resulting in a total of 122,041,162 shares of common stock being issued and outstanding on the Effective Date. The Plan contemplates the potential issuance of shares of (i) FINOVA common stock to satisfy any final judgment against FINOVA arising from certain existing litigation against FINOVA, and (ii) 6% Perpetual Non-Cumulative Redeemable Preferred Stock of FINOVA to satisfy any final judgment against FINOVA's subsidiary, FINOVA Capital Corporation, arising from certain existing class action litigation against FINOVA Capital, in each case with a value as determined by court order equal to the amount, if any, of the claims relating to the litigation that is not covered by applicable insurance policies. In the event any FINOVA common stock is issued after the Effective Date pursuant to the terms of the Plan, Berkadia or its affiliates will receive additional shares of FINOVA common stock in the amount that would have been issued to Berkadia on the Effective Date if such issuances had occurred on the Effective Date.

          In addition, pursuant to the Plan, on the Effective Date, the Board of Directors of FINOVA was reconstituted to be comprised of four directors designated by Berkadia, two directors who were directors of FINOVA prior to the effectiveness of the Plan and one director designated by the Official Committee of Creditors. The directors are Ian M. Cumming, Joseph S. Steinberg, Lawrence
S. Hershfield, R. Gregory Morgan, G. Robert Durham, Kenneth R. Smith and Thomas
F. Boland.

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          FINOVA's business is being operated under a Management Services
Agreement with Leucadia, pursuant to which Leucadia has designated its employees to act as Chairman of the Board and President of FINOVA.

          As of July 31, 2001, the unaudited consolidated total assets and total liabilities of FINOVA were $11,907,803,000 and $11,650,665,000, respectively. The unaudited consolidated balance sheet of FINOVA as of July 31, 2001 is filed as an exhibit to this report.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits.

          The following documents are filed as exhibits to this Current Report on Form 8-K:

                                 EXHIBIT INDEX

Exhibit Number          Description
--------------          -----------
    2.A                 Third Amended and Restated Joint Plan of Reorganization of Debtors Under
                        Chapter 11 of the Bankruptcy Code ( incorporated by reference from FINOVA's
                        Report on Form 8-K, filed on June 22, 2001, Exhibit 10.A).

    2.B                 Revised Technical Amendments to Third Amended and Restated Joint Plan of
                        Reorganization.

    3.A                 Amended and Restated Certificate of Incorporation of FINOVA.

    3.B                 Amended and Restated Bylaws of FINOVA.

    10.A                Credit Agreement, dated as of August 21, 2001, by and between FINOVA Capital and Berkadia.

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

Exhibit Number          Description
--------------          -----------
    10.B                Indenture, dated as of August 22, 2001, between FINOVA and The Bank of New
                        York, as trustee (the "Indenture Trustee"), with respect to FINOVA's 7.5%
                        Senior Secured Notes Maturing 2009 with Contingent Interest Due 2016, including the form of Senior Secured Note.

    10.C                Form of Intercompany Notes by FINOVA Capital payable to FINOVA.

    10.D                Collateral Trust Agreement, dated as of August 21, 2001, among FINOVA, FINOVA
                        Capital, Berkadia, Wilmington Trust Company, as collateral trustee (the
                        "Collateral Trustee"), the Indenture Trustee, and each grantor from time to time party thereto.

    10.E                Guaranty, dated as of August 21, 2001, by FINOVA in favor of Berkadia.

    10.F                Guaranty, dated as of August 21, 2001, by certain subsidiaries of FINOVA
                        Capital (the "Subsidiary Guarantors"), in favor of Berkadia.

    10.G                Pledge Agreement, dated as of August 21, 2001, by FINOVA, in favor of the
                        Collateral Trustee.

    10.H                Pledge and Security Agreement, dated as of August 21, 2001, by FINOVA Capital and the Subsidiary Guarantors, in favor of the Collateral Trustee.

    10.I                Registration Rights Agreement, dated as of August 21, 2001, between FINOVA and Berkadia.

    10.J                Voting Agreement, dated as of August 21, 2001, among FINOVA, Berkadia,
                        Berkshire Hathaway, Inc. and Leucadia National Corporation.

    99.A                Press Release of FINOVA dated August 21, 2001.

    99.B                Order entered August 10, 2001 confirming the Third Amended and Restated Joint
                        Plan of Reorganization, as amended and supplemented.

    99.C                Unaudited Consolidated Balance Sheet of FINOVA as of July 31, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, The FINOVA Group Inc. has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    THE FINOVA GROUP INC.

                                    By: /s/ Richard Lieberman
                                    ------------------------------------------
Dated:  August 24, 2001             Richard Lieberman
                                    Vice President-Deputy General Counsel and
                                    Assistant Secretary

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                                 EXHIBIT INDEX


Exhibit Number          Description
--------------          -----------
    2.A                 Third Amended and Restated Joint Plan of Reorganization of Debtors Under Chapter 11 of the Bankruptcy Code
                        (incorporated by reference from FINOVA's Report on Form 8-K, filed on June 22, 2001, Exhibit 10.A).

    2.B                 Revised Technical Amendments to Third Amended and Restated Joint Plan of Reorganization.

    3.A                 Amended and Restated Certificate of Incorporation of FINOVA.

    3.B                 Amended and Restated Bylaws of FINOVA.

    10.A                Credit Agreement, dated as of August 21, 2001, by and between FINOVA Capital and Berkadia.

    10.B                Indenture, dated as of August 22, 2001, between FINOVA and The Bank of New York, as trustee (the "Indenture
                        Trustee"), with respect to FINOVA's 7.5% Senior Secured Notes Maturing 2009 with Contingent Interest Due
                        2016, including the form of Senior Secured Note.

    10.C                Form of Intercompany Notes by FINOVA Capital payable to FINOVA.

    10.D                Collateral Trust Agreement, dated as of August 21, 2001, among FINOVA, FINOVA Capital, Berkadia, Wilmington
                        Trust Company, as collateral trustee (the "Collateral Trustee"), the Indenture Trustee, and each grantor from time to time party thereto.

    10.E                Guaranty, dated as of August 21, 2001, by FINOVA in favor of Berkadia.

    10.F                Guaranty, dated as of August 21, 2001, by certain subsidiaries of FINOVA Capital (the "Subsidiary
                        Guarantors"), in favor of Berkadia.

    10.G                Pledge Agreement, dated as of August 21, 2001, by FINOVA, in favor of the Collateral Trustee.

    10.H                Pledge and Security Agreement, dated as of August 21, 2001, by FINOVA Capital and the Subsidiary Guarantors,
                        in favor of the Collateral Trustee.

    10.I                Registration Rights Agreement, dated as of August 21, 2001, between FINOVA and Berkadia.

    10.J                Voting Agreement, dated as of August 21, 2001, among FINOVA, Berkadia, Berkshire Hathaway, Inc. and Leucadia
                        National Corporation.

    99.A                Press Release of FINOVA dated August 21, 2001.

    99.B                Order entered August 10, 2001 confirming the Third Amended and Restated Joint Plan of Reorganization, as
                        amended and supplemented.

    99.C                Unaudited Consolidated Balance Sheet of FINOVA as of July 31, 2001.

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